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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2006

                        NOBEL LEARNING COMMUNITIES, INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                    1-10031                22-2465204
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

       1615 West Chester Pike, West Chester, PA                 19382
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (484) 947-2000


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

         On October 26, 2006, the Registrant issued a press release announcing its acquisition all of the outstanding shares of Discovery Isle Child Development Center, Inc. A copy of the press release is furnished as Exhibit
99.1 to this Form 8-K.

         The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Number  Description of Document
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99.1    Press Release dated October 26, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Nobel Learning Communities, Inc.
                                    (Registrant)


October 26, 2006                    By:    /s/ George H. Bernstein
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                                    Name:  George H. Bernstein
                                    Title: President and Chief Executive Officer